Exhibit 99.1

WisdomTree Announces Private Offering of $400 Million of Convertible Senior Notes

NEW YORK, NY August 11, 2025 (BUSINESS WIRE) – WisdomTree, Inc. (NYSE: WT) (“WisdomTree”), a global financial innovator, today announced its intention to offer, subject to market conditions and other factors, $400 million aggregate principal amount of convertible senior notes due 2030 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). WisdomTree also expects to grant the initial purchasers of the notes an option to purchase up to an additional $60 million aggregate principal amount of the notes to be settled during a period of 13 days from, and including, the date the notes are first issued.

WisdomTree intends to use $275.0 million of the net proceeds from the offering to pay the closing consideration for its previously announced acquisition of Ceres Partners, LLC (the “Acquisition”); a portion of the net proceeds from the offering to repurchase up to all $25.8 million in aggregate principal amount of its remaining outstanding 5.75% convertible senior notes due 2028 (the “2028 notes”) as described below; approximately $80.0 million of the net proceeds from the offering to repurchase shares of WisdomTree’s common stock from certain purchasers of the notes as described below; and the remainder of the net proceeds from the offering, if any, for working capital and other general corporate purposes, which may include the repayment of indebtedness, including under its 3.25% convertible senior notes due 2026 and its 3.25% convertible senior notes due 2029. If the Acquisition is not consummated, WisdomTree intends to use the proceeds it would have otherwise used to finance the Acquisition for general corporate purposes as described above.

Prior to May 15, 2030, the notes will be convertible at the option of the holders of the notes only upon the satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, WisdomTree will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at WisdomTree’s election, in respect of the remainder, if any, of WisdomTree’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The notes will also be redeemable, in whole or in part, for cash at WisdomTree’s option at any time, and from time to time, on or after August 20, 2027 in certain circumstances. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

Contemporaneously with the pricing of the notes in the offering, WisdomTree intends to enter into separate privately negotiated transactions to repurchase up to all $25.8 million in aggregate principal amount of its remaining 2028 notes, on terms to be negotiated with the holders thereof and effected through one of the initial purchasers of the notes, as its agent (each a “note repurchase” and collectively the “2028 notes repurchases”). The terms of each note repurchase are anticipated to be negotiated with holders of the 2028 notes on an individual basis and will depend on several factors, including the market price of WisdomTree’s common stock and the trading price of the 2028 notes at the time of each such note repurchase. No assurance can be given as to how much, if any, of the 2028 notes will be repurchased or the terms on which they will be repurchased. The consideration for any such note repurchases will be cash financed with a portion of the net proceeds from the offering.

WisdomTree expects that certain holders of the 2028 notes that sell their 2028 notes in negotiated transactions with WisdomTree may enter into or unwind various derivatives with respect to WisdomTree’s common stock and/or purchase shares of its common stock in the market. In addition, WisdomTree expects that certain purchasers of the notes offered in the offering may establish a short position with respect to its common stock by short selling the common stock or by entering into short derivative positions with respect to the common stock, in each case, in connection with the offering. The net effect of the above market activities by holders of the 2028 notes and purchasers of the notes offered in the offering could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of WisdomTree’s common stock and/or the market price of the notes offered in the offering, and WisdomTree cannot predict the magnitude of such market activities or the overall effect they will have on the market price of the notes and/or the market price of its common stock.

WisdomTree intends to use approximately $80.0 million of the net proceeds from the offering to repurchase shares of its common stock from certain purchasers of the notes in privately negotiated transactions effected through one of the initial purchasers of the notes, as its agent, concurrently with the pricing of the offering. The price per share of WisdomTree’s common stock repurchased in such transactions is expected to equal the last reported price per share of its common stock as of the date of the pricing of the notes. These repurchases could increase (or reduce the size of any decrease in) the market price of WisdomTree’s common stock and/or the market price of the notes offered in the offering. WisdomTree cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered hereby or WisdomTree’s common stock.

The notes will only be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The notes and the common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About WisdomTree

WisdomTree is a global financial innovator, offering a diverse suite of exchange-traded products (ETPs), models and solutions, as well as digital asset-related products. Our offerings empower investors to shape their financial future and equip financial professionals to grow their businesses. Leveraging the latest financial infrastructure, we create products that emphasize access, transparency and provide an enhanced user experience. Building on our heritage of innovation, we offer next-generation digital products and services related to tokenized real world assets and stablecoins, as well as our blockchain-native digital wallet, WisdomTree Prime®, and institutional platform, WisdomTree Connect™.*

* The WisdomTree Prime digital wallet and digital asset services and WisdomTree Connect institutional platform are made available through WisdomTree Digital Movement, Inc., a federally registered money services business, state-licensed money transmitter and financial technology company (NMLS ID: 2372500) or WisdomTree Digital Trust Company, LLC, in select U.S. jurisdictions and may be limited where prohibited by law. WisdomTree Digital Trust Company, LLC is chartered as a limited purpose trust company by the New York State Department of Financial Services to engage in virtual currency business.

WisdomTree currently has approximately $129.1 billion in assets under management globally.

WisdomTree® is the marketing name for WisdomTree, Inc. and its subsidiaries worldwide.

PRODUCTS AND SERVICES AVAILABLE VIA WISDOMTREE PRIME:

NOT FDIC INSURED | NO BANK GUARANTEE | NOT A BANK DEPOSIT | MAY LOSE VALUE | NOT SIPC PROTECTED | NOT INSURED BY ANY GOVERNMENT AGENCY

The products and services available through the WisdomTree Prime app and WisdomTree Connect are not endorsed, indemnified or guaranteed by any regulatory agency.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on WisdomTree’s management’s beliefs and assumptions and on information currently available to management. These statements may include statements relating to the Acquisition. Although WisdomTree believes that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or WisdomTree’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond WisdomTree’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described below. If one or more of these or other risks or uncertainties occur, or if WisdomTree’s underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this press release completely and with the understanding that WisdomTree’s actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

In particular, forward-looking statements in this press release may include statements about the proposed terms of the notes, the size of the notes offering, including the option to purchase additional notes to be granted to the initial purchaser, the expected use of the proceeds from the sale of the notes (including to finance the Acquisition), the consummation of the Acquisition, the potential effects of the 2028 notes repurchases and the share repurchases on WisdomTree’s common stock and the market price of the notes, and other statements contained in this press release that are not historical facts. Forward-looking statements are subject to many risks and uncertainties, including without limitation, risks related to or associated with whether WisdomTree will consummate the offering of the notes on the expected terms, or at all, which could differ or change based upon market conditions or other reasons, and the other risks set forth under the caption “Risk Factors” in WisdomTree’s Annual Report on Form 10-K for the year ended December 31, 2024, and in subsequent reports filed with or furnished to the Securities and Exchange Commission.

Contact Information:

Investor Relations

Jeremy Campbell

+1.917.267.3859

jeremy.campbell@wisdomtree.com

Media Relations

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com